SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                November 03, 1998


                            AVONDALE FINANCIAL CORP.
             (Exact name of Registrant as specified in its Charter)


   DELAWARE                        0-24566                      36-3895923
(State or other               (Commission File No.)           (IRS Employer
 jurisdiction of                                              Identification
 incorporation)                                                  Number)


20 NORTH CLARK STREET, CHICAGO, ILLINOIS                               60602
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (312) 782-6200
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events

     Avondale Financial Corp. ("Avondale") is filing this Current Report on Form 8-K to incorporate by reference herein the financial results for the quarter ended September 30, 1998 of Coal City Corporation ("Coal City"). This Current Report on Form 8-K will be incorporated by reference into the Registration Statement on Form S-4 to be filed by Avondale in connection with the previously announced merger of Coal City with and into Avondale.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     99   Press Release of Coal City dated October 31, 1998.






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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 AVONDALE FINANCIAL CORP.

Date: November  2, 1998                          By: /s/ ROBERT S. ENGELMAN, JR.
               ---                                   ---------------------------
                                                     Robert S. Engelman, Jr.
                                                     President and Chief
                                                     Executive Officer






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



                                  EXHIBIT INDEX



EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------

99        Press Release of Coal City dated October 31, 1998.







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